LORD ABBETT U.S. GOVERNMENT &

GOVERNMENT SPONSORED ENTERPRISES

MONEY MARKET FUND

Supplement dated March 11, 2010

to the Prospectuses and Statements of Additional Information

The following amends certain information, as described below, in the above-referenced Fund’s Prospectus and Statement of Additional Information:

Effective April 1, 2010, the Lord Abbett Funds will not accept purchases of Class C shares (i) of $500,000 or more, or (ii) in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction.

With respect to qualified retirement plans, the Funds will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares (or in the case of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Class A shares).

Please contact Lord Abbett Distributor LLC with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

Effective April 1, 2010, if you have direct account privileges with the Fund, the Fund will require a guaranteed signature by an eligible guarantor on requests for redemption requests that exceed $100,000 (formerly $50,000). Accordingly, redemption requests may be submitted by telephone or online without a signature guarantee for redemptions up to $100,000.

Please retain this document for your future reference.